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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 29, 1999
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                            SUMMIT TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                  0-16937               04-2897945
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)


21 Hickory Drive, Waltham, MA                                02451
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(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (781) 890-1234
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Item 5. Other Events


     On April 29, 1999, Antoine Garabet, M.D., Inc. and Abraham Shammas, M.D., Inc. d/b/a The Laser Eye Center, commenced a lawsuit in the United States District Court for the Central District of California, Western Division, against Summit and Autonomous Technologies Corporation, alleging that Summit's acquisition of Autonomous violates state and federal antitrust laws. The complaint, which was filed after completion of the acquisition, seeks declaratory and injunctive relief and unspecified monetary damages. Summit believes the suit is without merit and intends to contest it vigorously. The case is presently pending as Antoine Garabet, M.D., Inc., et al. v. Autonomous
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Technologies Corporation and Summit Technology, Inc., Case No. CV99-04692ABC
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(SHx).
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SUMMIT TECHNOLOGY, INC.


                              By: /s/ Robert J. Palmisano

                                 Name:  Robert J. Palmisano
                                 Title:  Chief Executive Officer


Date:  May 4, 1999